SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                  May 10, 2005

                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    001-13638            13-3711775
----------------------------------   -------------------    -----------------
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
   incorporation or organization)       file number)        Identification  No.)




417 Fifth Avenue, New York, New York                                       10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)
                  10 East 40th Street, New York, New York 10016
                 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On May 11, 2005, Marvel Enterprises, Inc. (the "Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors has authorized an additional $150 million under its common stock repurchase program. This authorization is in addition to the $100 million authorized in July, 2004 under the repurchase program. Pursuant to the authorization, the Registrant may purchase shares from time to time in the open market or through privately negotiated transactions on or before June 30, 2006.

     Pursuant to an amendment to his existing Share Disposition Agreement with the Registrant (the "Amendment"), the Registrant's Chief Executive Officer, Vice Chairman and largest stockholder, Isaac Perlmutter has agreed to continue not to sell any of his shares of the Registrant's common stock while the expanded repurchase program is in effect. A copy of the Amendment is attached hereto as
Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit  No.   Description
     ------------   -----------

     10.1 First Amendment to Share Disposition Agreement, dated as of May 10, 2005 by and between the Registrant and Isaac Perlmutter.
     99.1           Press release of the Registrant dated May 11, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MARVEL ENTERPRISES, INC.


                             By: /s/ John Turitzin
                                 ----------------------------------------
                             Name:  John Turitzin
                             Title: Executive Vice President
                                    and General Counsel


Date: May 11, 2005

                                  EXHIBIT INDEX

     Exhibit  No.   Description
     ------------   -----------

     10.1 First Amendment to Share Disposition Agreement, dated as of May 10, 2005 by and between the Registrant and Isaac Perlmutter.
     99.1           Press release of the Registrant dated May 11, 2005.